Exhibit 10.6

Execution Version

FIRST AMENDMENT TO

RESTRICTED STOCK PURCHASE AGREEMENT

This FIRST AMENDMENT TO RESTRICTED STOCK PURCHASE AGREEMENT (this “Amendment”) dated as of June 15, 2016 (the “Effective Date”), is by and between 3D Systems Corporation, a Delaware corporation (the “Company”) and Cathy L. Lewis (the “Participant”).

WHEREAS, the Company and the Participant are parties to that certain Restricted Stock Purchase Agreement, dated as of November 18, 2013 (the “Agreement”), for the award of 15,000 shares of Common Stock (the “Award Shares”), made pursuant to the 2004 Incentive Stock Plan of the Company (the “Plan”); and

WHEREAS, the Company and the Participant are parties to that certain Severance Agreement, dated of even date herewith, by and between the Company and the Participant (the “Severance Agreement”); and

WHEREAS, the Company and the Participant desire to amend the Agreement to provide that the Award Shares shall be vested in the manner prescribed and subject to the conditions set forth herein.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.            Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

2.            Amendment. Notwithstanding anything in the Agreement or in the Plan to the contrary, the Agreement is hereby amended to provide that upon termination of the Participant’s employment with the Company pursuant to the Severance Agreement, the Company shall exercise its option to repurchase a portion of the Award Shares as described in Sections 4 and 5 of the Agreement. The number of Award Shares to be repurchased by the Company shall be equal to 2,204 Award Shares. The Participant’s interest in any Award Shares which are not repurchased by the Company pursuant to this Amendment shall no longer be subject to repurchase, subject to any other restrictions under the Agreement or the Plan.

3.            Effect on the Agreement. Except as specifically amended by this Amendment, all terms of the Agreement shall remain in full force and effect. The term “Agreement” as used in the Agreement shall mean the Agreement as amended by this Amendment.

4.            Exercise of Repurchase Option. The parties hereby agree that this Amendment constitutes notice to the Participant that the Company is hereby exercising its repurchase option, in accordance with Section 5 of the Agreement. The Participant hereby agrees to endorse and return to the Company a stock power in the form attached hereto as Exhibit A, authorizing the transfer and return of all Common Stock for which the Company is exercising its repurchase option.

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5.             Other.

(a)                This Amendment shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

(b)               This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(c)                This Amendment, along with the Agreement and the Severance Agreement, constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, related to the subject matter hereof.

(d)               This Amendment shall not be amended or revised except in a writing executed by all of the parties hereto.

[ Signature Page to Follow ]

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IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first set forth above.

COMPANY:

3D SYSTEMS CORPORATION,
a Delaware corporation

By:	/s/Andrew M. Johnson
Name:	Andrew M. Johnson
Title:	EVP, Chief Legal Officer & Secretary

PARTICIPANT:

/s/Cathy L. Lewis
Cathy L. Lewis

Stock Power

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to 3D Systems Corporation, a Delaware corporation (the “Company”), 2,204 shares of the Company’s Common Stock represented by Certificate No. ____ (the “Stock”), standing in the name of the undersigned on the books of the Company, and does hereby irrevocably constitute and appoint the Company, as the undersigned’s true and lawful attorney, for and on behalf of and in its name, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated: June 10, 2016

/s/Cathy L. Lewis
Cathy L. Lewis